UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682		05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1027 Newport Avenue	Pawtucket,	Rhode Island	02861
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:   (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 27, 2023, Hasbro, Inc. (“Hasbro” or “we”) completed the sale of the Entertainment One film and television business pursuant to an Equity Purchase Agreement dated August 3, 2023 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), among Hasbro, Lions Gate Entertainment Corp., a British Columbia company (“LGEC”), Lions Gate Entertainment Inc., a Delaware corporation (“LGEI”) and Lions Gate International Motion Pictures S.à.r.l., a Luxembourg société à responsabilité limitée (“LGMP” and, together with LGEC and LGEI, “Lionsgate”), for a purchase price consisting of $375 million in cash, subject to purchase price adjustments, plus the assumption by Lionsgate of production financing loans (the “Transaction”). Hasbro intends to use the cash proceeds to retire indebtedness and for other general corporate purposes.
The foregoing summary description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was attached as Exhibit 2.01 to Hasbro’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 7, 2023 and is incorporated by reference herein.

Item 8.01. Other Events.
A copy of the press release issued by Hasbro on December 27, 2023 announcing, among other things, the completion of the Transaction is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(b) Pro forma financial information
The following unaudited pro forma condensed consolidated financial statements of Hasbro and its subsidiaries reflect the disposition of the eOne film and television business pursuant to the Agreement, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of October 1, 2023;
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 25, 2022 and the nine months ended October 1, 2023; and
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.
(d) Exhibits

2.01
Equity Purchase Agreement, dated as of August 3, 2023, by and among Hasbro, Inc., Lions Gate Entertainment Corp., Lions Gate Entertainment Inc. and Lions Gate International Motion Pictures S.à.r.l (incorporated by reference to Exhibit 2.01 filed with the Company’s Current Report on Form 8-K filed with the SEC on August 7, 2023)

99.1	Hasbro, Inc. Press Release, dated December 27, 2023
99.2	Unaudited Pro Forma Condensed Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Gina Goetter
	Name:	Gina Geotter
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: January 3, 2024